UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2011 (March 22, 2011)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 409 - 4340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On March 22, 2011, Signature Group Holdings, Inc. (the “Company”), as successor to Fremont General Corporation (“Fremont”), entered into a stipulation (the “Stipulation”) with the plaintiffs in the consolidated class action discussed below, to settle the outstanding litigation matter. As discussed below, the Stipulation is subject to the approval of the United States District Court for the Central District of California (the “District Court”).

As previously reported in the Company’s periodic reports filed with the Securities and Exchange Commission (“SEC”), six complaints seeking class certification were filed from April through June 2007 in the District Court against Fremont and various officers, directors and employees by participants in Fremont’s Investment Incentive Plan, 401(k) Plan and Employee Stock Ownership Plan (collectively “the Plans”) alleging violations of ERISA in connection with Fremont stock offered, contributed and held by the Plans between January 1, 2005 and December 31, 2008.  Subsequently, these six complaints were consolidated in a single proceeding styled, In re Fremont General Corporation Litigation, U.S. District Court Case No. CV07-02693 JHN(FFMX).  On April 15, 2010, the District Court granted the Order for Class Certification under Rule 23(b)(3).

On March 23, 2011, the parties submitted the Stipulation for approval by the District Court.  If the Stipulation is approved, the Company’s insurance carriers will pay $21 million in full settlement of all claims.  The Company has no responsibility for any part of the payment being made, and the settlement is entered into without any admission of wrongdoing or liability by the Company.  The District Court has scheduled a hearing on April 25, 2011 to consider granting preliminary approval to the Stipulation.  If the District Court grants that motion, a hearing on final approval is anticipated during the following four months.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to, the outcome of litigation concerning certain causes of action of the Company. Additional information on these and other factors is contained in the Company’s SEC filings. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPANY NAME

Date: March 25, 2011	By:	/s/ David N. Brody
Name: David N. Brody
Title: Sr. Vice President, Counsel & Secretary